                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (Date of earliest event reported): February 4, 2003

                           Island Critical Care Corp.

         DELAWARE                        3699                  65-0967706
(State or Other Jurisdiction of       Commission file       (I.R.S. Employer
 Incorporation or Organization)       Number                 Identification No.)

                 9 Myrtle Street, Stratford, PE, Canada, C1B 1P4
                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code:  (902) 569-4447

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

On February 4, 2003, the Company was adjudged bankrupt as the final extension under the Canadian Bankruptcy & Insolvency Act had expired. Mr. Paul
Stehelin of the firm of A.C. Poirier & Associates Inc. 75 Prince William St.,
Suite 325, Saint John, New Brunswick, Canada, was appointed as Trustee.

The Board of Directors resigned on bankruptcy.

A first meeting of creditors is scheduled on February 21, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 7, 2003

                                        Island Critical Care Corp.

                                        By: /s/ Paul Stehelin
                                                ---------------------------
                                        Name:   Paul Stehelin
                                        Title:  Trustee in Bankruptcy
                                                A.C. Poirier & Associates Inc.